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                                                                  EXHIBIT 10.25



         Second Amendment, dated as of January 29, 1999 (this "Second Amendment") to the Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended by the First Amendment and Assignment and Acceptance, dated as of July 27, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) SUNRISE TELEVISION CORP. ("Holdings"); (ii) STC BROADCASTING, INC. (the "Borrower");
(iii) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders");
(iv) NATIONSBANK, N.A. ("Nations"), as documentation agent (in such capacity, the "Documentation Agent"); (v) SALOMON BROTHERS HOLDING COMPANY INC ("SB"), as syndication agent (in such capacity, the "Syndication Agent") and (vi) THE CHASE MANHATTAN BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


WITNESSETH:


         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrower;

         WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         2. Amendment to Definitions. (a) The definition of the term "Permitted Acquisition" is hereby amended by inserting immediately after the reference to "subsection 7.1" in the fifteenth line thereof the following: "(including, if any Acquisition Debt Securities or Acquisition Preferred Stock are issued, projections demonstrating compliance with such covenants through the final maturity of the Loans after giving effect to any such issuance)"; and

         (b) The definition of the term "Permitted Issuance" contained in subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting the word "and" in the nineteenth line and substituting in lieu thereof a comma and
(b) inserting at the end thereof and prior to the period the following:

             "and (i) the issuance by the Borrower or Holdings of any Acquisition Preferred Stock, the proceeds of which are used to finance any Permitted Acquisition or to redeem the Preferred Stock, any other Acquisition Preferred Stock or any Acquisition Debt Securities; provided, that the aggregate amount of Acquisition Preferred Stock, when combined with the aggregate amount of any Acquisition Debt Securities, shall not exceed $200,000,000 at any one time outstanding"




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         3.  Addition of Definitions. Subsection 1.1 of the Credit Agreement is
hereby amended by adding thereto the following new defined terms in appropriate alphabetical order:

             "Acquisition Debt Securities": (i) any unsecured, subordinated notes of the Borrower, which shall have a maturity of no earlier than the maturity of the Senior Subordinated Notes, which shall be subordinated to the Obligations at least to the same extent as the Senior Subordinated Notes and which shall be issued on other terms and conditions satisfactory to the Administrative Agent or (ii) any unsecured, discount notes of Holdings, which shall provide that interest thereon will be payable only in kind prior to at least the third anniversary of the issuance thereof, which shall have a maturity of no earlier than the maturity of the Senior Subordinated Notes and which shall be issued on other terms and conditions satisfactory to the Administrative Agent.

             "Acquisition Preferred Stock": any preferred stock of the Borrower or Holdings, which shall have no voting rights, which shall provide that dividends with respect thereto shall be payable only out of the proceeds of the issuance thereof or only in kind prior to at least the third anniversary of the issuance thereof, which shall be redeemable only out of the proceeds of the issuance of any Acquisition Debt Securities, any other Acquisition Preferred Stock or any common stock of the Borrower or Holdings, as the case may be, and which shall be issued on other terms and conditions satisfactory to the Administrative Agent.

             "Second Amendment": the Second Amendment, dated as of January 29, 1999, to this Agreement.

         4. Amendment to Subsection 2.9(b). Subsection 2.9(b) of the Credit Agreement is hereby amended by inserting immediately after the words "Recovery Event" in the second line thereof the following: "(other than any Net Cash Proceeds from the sale of the Rochester Station)".

         5. Amendment to Subsection 4.16. Subsection 4.16 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection 4.16:

             "4.16 Use of Proceeds. The proceeds of the Term Loans, the Revolving Credit Loans and the Letters of Credit shall be used for the purposes specified in the recitals to this Agreement and for working capital and general corporate purposes (including Permitted Acquisitions). The proceeds of the Incremental Loans shall be used to finance Permitted Acquisitions, including repaying or redeeming Revolving Credit Loans, Acquisition Debt Securities or Acquisition Preferred Stock which were used to finance Permitted Acquisitions."

         6. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (l) thereof, (b) relettering paragraph (m) as paragraph (n) and (c) inserting the following new paragraph (m):

             "(m) Indebtedness of the Borrower or Holdings in respect of Acquisition Debt Securities (including the increase in the principal amount thereof in connection with the payment in kind of interest thereon in accordance with their terms), the proceeds of which are used to finance any




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             Permitted Acquisition or to redeem the Preferred Stock, any
             Acquisition Preferred Stock or any other Acquisition Debt Securities; provided, that the aggregate amount of Acquisition Debt Securities, when combined with the aggregate amount of any Acquisition Preferred Stock, shall not exceed $200,000,000 at any one time outstanding; and"

         7. Amendment to Subsection 7.6. Subsection 7.6 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph
(a)(iii) thereof, (b) deleting the period at the end of paragraph (a)(iv) and substituting in lieu thereof the following: "; and", (c) adding thereto the following new paragraph (a)(v):

             "(v) the proceeds of which are used by Holdings to pay dividends on any Acquisition Preferred Stock issued by Holdings or to make interest payments on any Acquisition Debt Securities issued by Holdings, in each case, in accordance with the terms and the definitions thereof.",

             (d) deleting the word "and" at the end of paragraph (b), (e) deleting the period at the end of paragraph (c) and substituting in lieu thereof the following: "; and" and (f) inserting the following new paragraph (d):

             "(d) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may pay cash dividends or dividends payable in kind on any Acquisition Preferred Stock in accordance with the terms and the definition thereof."

         8. Amendment to Section 8(j). Section 8(j) of the Credit Agreement is hereby amended by inserting immediately after the word "Borrower" in the second line thereof the following: "(other than the Preferred Stock and any Acquisition Preferred Stock issued by the Borrower)".

         9. Amendment to Section 8(p). Section 8(p) of the Credit Agreement is hereby amended by inserting immediately after the word "Borrower" in the fifth line thereof the following: "(other than the Preferred Stock and any Acquisition Preferred Stock issued by the Borrower)".

         10. Effectiveness. This Second Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

             (a) the Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by Holdings, the Borrower and the Required Lenders; and

             (b) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to the Administrative Agent.

         11. Representations and Warranties. On and as of the date hereof after giving effect to this Second Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders that:




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             (a) Each of its representations and warranties contained in
             Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Second Amendment; and

             (b) No Default or Event of Default has occurred and is continuing.

         12. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         13. GOVERNING LAW; Counterparts. (a) THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             (b) This Second Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.




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         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                     SUNRISE TELEVISION CORP.


                                     By: /s/ David A. Fitz
                                        ---------------------------------------
                                     Name:   David A. Fitz
                                     Title:  CFO


                                     STC BROADCASTING, INC.


                                     By: /s/ David A. Fitz
                                        ---------------------------------------
                                     Name:   David A. Fitz
                                     Title:  CFO


                                     THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and as a Lender


                                     By: /s/ Tracey Navin Ewing
                                        ---------------------------------------
                                     Name:   Tracey Navin Ewing
                                     Title:  Vice President


                                     NATIONSBANK, N.A., as Documentation Agent and as a Lender


                                     By: /s/ Jennifer Zydney
                                        ---------------------------------------
                                     Name:   Jennifer Zydney
                                     Title:  Vice President


                                     SALOMON BROTHERS HOLDING COMPANY INC,
                                     as Syndication Agent and as a Lender


                                     By: /s/ Timothy L. Freeman
                                        ---------------------------------------
                                     Name:   Timothy L. Freeman
                                     Title:  Attorney-In-Fact




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                                     FINOVA CAPITAL CORPORATION,
                                     as a Lender


                                     By: /s/ Andrew J. Pluta
                                        ---------------------------------------
                                     Name:   Andrew J. Pluta
                                     Title:  Vice President


                                     THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                     By: /s/ Eric M. Moore
                                        ---------------------------------------
                                     Name:   Eric M. Moore
                                     Title:  Assistant Vice President


                                     PARIBAS, as a Lender


                                     By: /s/ William B. Schink
                                        ---------------------------------------
                                     Name:   William B. Schink
                                     Title:  Director


                                     By: /s/ Salo Aizenberg
                                        ---------------------------------------
                                     Name:   Salo Aizenberg
                                     Title:  Vice President


                                     NATEXIS BANQUE BFCE, as a Lender


                                     By: /s/ Evan S. Kraus
                                        ---------------------------------------
                                     Name:   Evan S. Kraus
                                     Title:  Assistant Vice President


                                     By: /s/ Cynthia E. Sachs
                                        ---------------------------------------
                                     Name:   Cynthia E. Sachs
                                     Title:  VP, Group Manager


                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as a Lender


                                     By: /s/ Thomas P. Waters
                                        ---------------------------------------
                                     Name:   Thomas P. Waters
                                     Title:  Senior Vice President




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                                     SUMMIT BANK, as a Lender


                                     By: /s/ Catherine A. O'Brien
                                        ---------------------------------------
                                     Name:   Catherine A. O'Brien
                                     Title:  Assistant Vice President


                                     CREDIT LYONNAIS, as a Lender


                                     By: /s/ Mark N. Thorsheim
                                        ---------------------------------------
                                     Name:   Mark N. Thorsheim
                                     Title:  Vice President


                                     BANK OF HAWAII, as a Lender


                                     By: /s/ Bernadine M. Havertine
                                        ---------------------------------------
                                     Name:   Bernadine M. Havertine
                                     Title:  Corporate Banking Officer


                                     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                     NEW YORK BRANCH, as a Lender


                                     By: /s/ Ken Yoshizaki
                                        ---------------------------------------
                                     Name:   Ken Yoshizaki
                                     Title:  Deputy General Manager


                                     SUNTRUST BANK, as a Lender


                                     By: /s/ Cynthia D. Egger
                                        ---------------------------------------
                                     Name:   Cynthia D. Egger
                                     Title:  Vice President


                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK B.A.,
                                     "RABOBANK NEDERLAND",
                                     NEW YORK BRANCH, as a Lender

                                     By: /s/ Michael V.M. Van Der Voort
                                        ---------------------------------------
                                     Name:   Michael V.M. Van Der Voort
                                     Title:  Vice President

                                     By: /s/ W. Pieter C. Kodde
                                        ---------------------------------------
                                     Name:   W. Pieter C. Kodde
                                     Title:  Vice President




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                                     THE FUJI BANK, LIMITED,
                                     NEW YORK BRANCH,
                                     as a Lender


                                     By: /s/ Teiji Teramoto
                                        ---------------------------------------
                                     Name:   Teiji Teramoto
                                     Title:  Vice President & Manager


                                     FIRST HAWAIIAN BANK, as a Lender


                                     By: /s/ James C. Polk
                                        ---------------------------------------
                                     Name:   James C. Polk
                                     Title:  Assistant Vice President


                                     BHF-BANK AKTIENGESELLSCHAFT,
                                     as a Lender


                                     By: /s/ Hans J. Scholz
                                        ---------------------------------------
                                     Name:   Hans J. Scholz
                                     Title:  Assistant Vice President

                                     By: /s/ Thomas Scifo
                                        ---------------------------------------
                                     Name:   Thomas Scifo
                                     Title:  Assistance Vice President




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